Scudder
Value
Fund







Semiannual Report
March 31, 1999

For investors seeking long-term growth of capital through investment in undervalued equity securities.

Scudder Value Fund is properly known as Value Fund.

The Fund is a diversified series of Value Equity Trust.



SCUDDER

                               Scudder Value Fund

------------------------------------------------------------------------------------------------
Date of Inception: 12/31/92        Total Net Assets of Scudder        Ticker  Symbol: SCVAX
                               Shares as of 3/31/99: $464.0 million
------------------------------------------------------------------------------------------------

o While U.S. equities rebounded strongly from the financial crisis of last summer, value stocks generally underperformed growth stocks during the period.

o The Fund maintained a focus on companies with attractive relative valuations, improving fundamentals, defensible competitive positions, and catalysts for positive change. At the same time, the Fund employed a risk-control strategy designed to limit exposure to stocks with deteriorating fundamentals.

o The Fund took advantage of attractive opportunities in the telecommunications sector, particularly companies that are poised to benefit from the growth of the Internet, but which lack the lofty valuations of stocks considered to be "pure plays" on the sector.






                                Table of Contents

  3  Letter from the Fund's President       18  Financial Highlights
  4  Performance Update                     22  Notes to Financial Statements
  5  Portfolio Summary                      27  Shareholder Meeting Results
  6  Portfolio Management Discussion        28  Officers and Trustees
  9  Investment Portfolio                   29  Investment Products and Services
 15  Financial Statements                   30  Scudder Solutions

                             2 - Scudder Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     The past six months have proven difficult for value investors. While the major domestic indices continue to reach new highs, many value stocks have been flat or, in many cases, down during the period. Large-cap growth stocks, on the other hand, have soared. The disparity between growth and value has been caused, in part, by the global slowdown of corporate profits. In an environment where growth has been harder to come by, investors have become increasingly willing to pay high price-to-earnings multiples for companies whose earnings are perceived to be the most reliable. Conversely, they have been avoiding companies that have failed to demonstrate recent earnings momentum.

     For people who are invested in a sector that has underperformed for an extended period of time, it is natural to consider reallocating assets into the areas that have been posting the strongest returns. However tempting such a course of action may be, we feel that value stocks continue to be a necessary element of a diversified portfolio. Historically, a strategy that emphasizes reasonable valuations has been an effective way to achieve strong risk-adjusted returns. Believing that money will ultimately flow back into value stocks, we urge investors to remain focused on their objectives. For a long-term perspective on the performance of value versus growth, please see the chart on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Value Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Value Fund

                             3 - Scudder Value Fund

                     Performance Update as of March 31, 1999


------------------------
Fund Index Comparison
------------------------

                                  Total Return
-------------------------------------------------------------------------------------
Period Ended 3/31/99    Growth of $10,000   Cumulative           Average Annual
-------------------------------------------------------------------------------------
Value Fund - Scudder Shares
-------------------------------------------------------------------------------------
1 Year                  $  9,774               -2.26%               -2.26%
5 Year                  $ 25,034              150.34%               20.14%
Life of Fund*           $ 27,112              171.12%               17.30%
-------------------------------------------------------------------------------------
S&P 500 Index
-------------------------------------------------------------------------------------
1 Year                  $ 11,846               18.46%               18.46%
5 Year                  $ 32,071              220.71%               26.23%
Life of Fund*           $ 33,962              239.62%               21.61%
-------------------------------------------------------------------------------------

    * The Fund commenced operations on December 31, 1992.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART TITLE:

----------------------------------
Growth of a $10,000 Investment
----------------------------------

CHART DATA:

  Yearly periods                     Value Fund -
  ended March 31    S&P 500 Index   Scudder Shares
  --------------    -------------   --------------

       12/92*           10000          10000
      '93               10437          10933
      '94               10590          10830
      '95               12237          12070
      '96               16165          15470
      '97               19369          19007
      '98               28670          27740
      '99               33962          27112

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

--------------------------------------
Returns and Per Share Information
--------------------------------------

CHART DATA:

                                                       1993*    1994     1995     1996     1997    1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                       $ 13.12  $ 12.47 $ 13.64  $ 16.48  $ 18.64  $ 25.03 $ 23.36
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                                      $   --   $  .11  $  .12   $  .04   $  .07   $  .24  $  .19
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Dividends                               $   --   $  .43  $  .13   $  .92   $ 1.48   $ 1.65  $  .90
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                   9.33     -.94   11.44    28.18    22.86    45.94   -2.26
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                                  4.37     1.48   15.57    32.10    19.83    48.02   18.46
-----------------------------------------------------------------------------------------------------------------------------

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share Class. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the five year and life of Fund periods would have been lower.

                             4 - Scudder Value Fund

                     Portfolio Summary as of March 31, 1999

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

CHART TITLE:

---------------------
Asset Allocation
---------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Equity Securities               97%
   Cash Equivalents                 3%
   ------------------------------------
                                  100%
   ------------------------------------


The Fund increased its weighting in equities during the reporting period.


THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

CHART TITLE:

---------------------------------
Sectors

(Excludes 3% Cash Equivalents)
---------------------------------

CHART DATA:

   Financial                       20%
   Technology                      12%
   Communications                  10%
   Durables                         9%
   Health                           8%
   Energy                           7%
   Transportation                   6%
   Manufacturing                    6%
   Consumer Staples                 6%
   Other                           16%
   ------------------------------------
                                  100%
   ------------------------------------


Since we place a greater emphasis on competitive position, the Fund will tend to hold fewer commodity companies than most value funds.

---------------------------------
Ten Largest Equity Holdings

(25% of Portfolio)
---------------------------------

 1. WPP Group PLC
    Advertising agency

 2. Bell Atlantic Corp.
    Provider of telecommunications services

 3. American Home Products Corp.
    Major diversified pharmaceutical company

 4. BankAmerica Corp.
    Commercial banking in California

 5. Ford Motor Co.
    Leading automobile manufacturer

 6. Banc One Corp.
    Consumer and commercial bank

 7. Texaco Inc.
    Major international oil company

 8. Parker-Hannifin Corp.
    Fluid control components

 9. Bristol-Myers Squibb Co.
    Diversified pharmaceutical and consumer
    products company

10. Intel Corp.
    Semiconductor memory circuits


Top holdings reflect our focus on growing, well-established companies with conservative valuations.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                             5 - Scudder Value Fund

                         Portfolio Management Discussion

In the following interview, Portfolio Manager Donald Hall discusses Scudder Value Fund's strategy and the market environment during the six-month period ended March 31, 1999.

Q: Value stocks have underperformed the S&P 500 Index by a wide margin in recent months. What is the cause of this divergence?

A: Investors have been placing less of an emphasis on traditional measures of valuation, and instead have been buying growth at virtually any price. A small group of large-cap growth stocks has dominated the market and pushed the indices to record highs, even as the majority of listed equities have lagged far behind. The focus on the big-name large-caps and Internet companies has been so intense that investors have generally ignored entire sectors of the market, such as small caps and value stocks, even when earnings growth was in line with expectations. In the mid-cap sector, where 25% of Fund assets are invested, many stocks with sound fundamentals have slid 10-20% despite the lack of company-specific problems. The result of this dramatic shift in sentiment can be seen in the accompanying chart, which shows that growth stocks outperformed value stocks by a record margin in 1998.

Q:  How did the Fund perform in this environment?

A: On an absolute basis, performance was strong: Value Fund posted a total return of 15.39% for the six months ended March 31. However, compared to the 27.35% return for the unmanaged S&P 500 Index during the same period, the Fund lagged by quite a bit. It is important to keep in mind that the

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

--------------------------------------------------------------------------------
Market Environment

Russell 1000 Value vs. Russell 1000 Growth
--------------------------------------------------------------------------------

BAR CHART DATA:

                      Value                       Growth
               outperforms Growth            outperforms Value
               ------------------            -----------------

     1979                                          3.4%
     1980                                         15.2%
     1981              12.6%
     1982                                          0.4%
     1983              12.3%
     1984              11.0%
     1985                                          1.3%
     1986               4.6%
     1987                                          4.8%
     1988              11.9%
     1989                                         10.7%
     1990                                          7.8%
     1991                                         16.6%
     1992               8.8%
     1993              15.2%
     1994                                          4.6%
     1995               1.2%
     1996                                          1.5%
     1997               4.7%
     1998                                         23.1%

The bars in this chart represent the difference between the return of the Russell 1000 Growth Index and the return of the Russell 1000 Value Index for each year.

                             6 - Scudder Value Fund

Index's returns were driven largely by stocks that are far too pricey to fit within our valuation model, such as America Online, Cisco Systems, and Microsoft. Our price sensitive discipline meant that we missed out on many big winners. In addition, some holdings reported disappointing earnings, such as Lockheed Martin, Allstate, American Greetings, and Texaco. Although the performance disparity between growth and value has been frustrating, we believe that the slump in the value sector has provided an opportunity to purchase excellent companies at very reasonable prices.

Q:  What strategy do you employ to uncover low-priced quality?

A: Our approach remains essentially unchanged whether or not the market favors our style. While we rely on a large and intensive research staff to keep us informed and use computer models to help us organize data, the thrust of our approach is basic common sense. We are looking for established companies that have improving earnings prospects, defensible competitive positions, and price-to-earnings ratios generally below that of the S&P 500. As of March 31, 94% of the stocks in the portfolio were selling below the market's P/E multiple based on 1999 earnings estimates. We believe the relentless pursuit of value by these criteria will provide superior returns over time.

Q:  How is this approach different from that of other value funds?

A: Our calculation of an explicit intrinsic value is different from many managers who focus on simple ratios. Since we place a greater emphasis on competitive position, we will tend to own fewer pure commodity companies, such as chemicals, metals, and forest products, than many value funds. We are not interested in cyclical trades. Commodity stocks are only attractive to us if there is industry change to support a sustained increase in the price of the commodity. Also, the P/E is lower on this Fund than even the average value fund.

Q:  What are some individual holdings that illustrate your strategy?

A: WPP Group, one of the top three publicly traded advertising companies in the world, has benefited from the growing tendency of multinational firms to outsource their advertising activities to single, global vendors, rather than seeking boutique firms in several individual countries. A leader in this rapidly growing industry, WPP has demonstrated steadily improving fundamentals and strong revenue growth. In addition, high switching costs in the industry have allowed the company to build a highly defensible position. Even after a strong run-up, the stock remains attractively valued in relation to its peer group as well as the market. We continue to believe that WPP serves as an excellent example of an attractive value stock that offers investors more than just a low P/E ratio.

Bausch & Lomb is a new holding in the Fund. The company has a defensible competitive position in vision care with its well-established brand name. We believe that Bausch and Lomb's new products, divestiture of its sunglasses division, and entry into the very profitable refractive eye surgery market will boost earnings growth to 16%, yet we were able to purchase the stock at a sharp discount to the market's multiple.

                             7 - Scudder Value Fund

Q: Internet stocks have dominated the news recently, but are in general are too richly priced for Value Fund. Have you found ways to participate in the growth of this sector?

A: Yes. While the big-name `Net stocks like Yahoo! and Amazon.com are off limits to us, we have been able to take advantage of the powerful growth in this sector by investing in companies that build the "backbone" of the Internet. For example, Corning, a world leader in fiberoptics, is a stock that we first bought at a price of only 13 times 1999 earnings estimates in the midst of last year's emerging markets crisis. A provider of bandwidth for the `Net, Corning is positioned to take advantage of the growth in fiber that we believe will be taking place in the years ahead. The company is in an excellent competitive position, and is benefiting from improving fundamentals following a difficult first half of 1998.

Another way we have gained exposure to this sector is by investing in companies whose Internet assets are not being afforded valuations similar to those the market has bestowed upon recent IPO's. Frequent fliers may recognize the name Travelocity.com, which is a Web site that allows travelers to purchase tickets over the Internet. The service is wholly owned by Sabre, of which AMR (American Airlines) holds an 82% interest. By buying shares of American we have gained a position in the largest airline in the U.S. as well as Sabre and Travelocity.com. We believe that if the market were to give American's Internet business a similar value as it did Priceline.com, which also sells discounted airline tickets on-line, the potential upside to American's share price would be significant. Priceline.com, which went public at $16 and soon traded to $100, reached a market value of $12 billion, which exceeded that of all of AMR. Companies such as Corning and AMR, along with firms that are traditionally known for other lines of business, such as IBM and Bell Atlantic, demonstrate that it is not just growth investors who can benefit from the growth of the Internet.

Q: Value stocks have been performing poorly for some time now. What will be the catalyst to get the sector going again?

A: We expect a favorable backdrop for stocks in the remainder of 1999, with moderately higher profits and continued low inflation. Valuations, however, are high. The S&P 500 is selling at 32 times this year's estimated earnings compared to the Fund's multiple of only 18 times estimates. Either there is risk in the market's relative valuation or significant opportunity in the stocks we hold in the portfolio. We lean to the latter.

Regardless of what happens in the market this year, however, it is important for investors to keep in mind that the market's preference between value and growth tends to move in long cycles. An upturn in value stocks is inevitable, and investors may be wise to consider gradually positioning themselves for a rebound while the sector is still so far out of favor.

                             8 - Scudder Value Fund

              Investment Portfolio as of March 31, 1999 (Unaudited)

                                                                                               Principal            Market
                                                                                               Amount ($)           Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 2.5%
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Co. dated 3/31/1999 at 4.88%, to be
  repurchased at $13,571,839 on 4/1/1999, collateralized by a $13,760,000 U.S. Treasury Note,                          ----------
  3.875%, 1/15/2009 (Cost $13,570,000) .........................................................          13,570,000   13,570,000
                                                                                                                       ----------
Commercial Paper 0.4%

Communications
Telephone/Communications ..............................................................................                 ----------
Frontier Corp., 4.92%**, 4/5/1999 (Cost $2,321,730) ...................................................    2,323,000    2,321,445
                                                                                                                        ----------

                                                                                                             Shares
------------------------------------------------------------------------------------------------------------------------------------

Common Stocks 97.1%
------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 4.5%
Department & Chain Stores 2.5%
Consolidated Stores Corp.* ............................................................................       98,100    2,973,656
Federated Department Stores, Inc.* ....................................................................      130,100    5,220,262
Wal-Mart Stores, Inc. .................................................................................       60,000    5,531,250
                                                                                                                       ----------
                                                                                                                       13,725,168
                                                                                                                       ----------
Hotels & Casinos 1.2%
Royal Caribbean Cruises Ltd. ..........................................................................      166,000    6,474,000
                                                                                                                       ----------
Recreational Products 0.8%
Electronic Arts, Inc.* ................................................................................       91,700    4,355,750
                                                                                                                       ----------
Consumer Staples 5.6%
Alcohol & Tobacco 1.7%
Anheuser-Busch Companies, Inc. ........................................................................       40,600    3,093,212
Philip Morris Companies, Inc. .........................................................................      172,900    6,083,919
                                                                                                                       ----------
                                                                                                                        9,177,131
                                                                                                                       ----------
Food & Beverage 2.0%
ConAgra Inc. ..........................................................................................      245,100    6,265,369
H.J. Heinz Co. ........................................................................................       48,100    2,278,737
Unilever NV (New York shares) .........................................................................       37,700    2,504,694
                                                                                                                       ----------
                                                                                                                       11,048,800
                                                                                                                       ----------
Package Goods/Cosmetics 1.9%
Avon Products Inc. ....................................................................................       97,000    4,565,062
Colgate-Palmolive Co. .................................................................................       63,000    5,796,000
                                                                                                                       ----------
                                                                                                                       10,361,062
                                                                                                                       ----------
    The accompanying notes are an integral part of the financial statements.

                             9 - Scudder Value Fund

                                                                                                                      Market
                                                                                                 Shares              Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Health 7.8%
Health Industry Services 0.6%
Humana Inc. ................................................................................     196,300             3,386,175
                                                                                                                 ----------------
Hospital Management 0.5%
Tenet Healthcare Corp.* ....................................................................     137,000             2,594,438
                                                                                                                 ----------------
Medical Supply & Specialty 1.1%
Bausch & Lomb, Inc.                                                                               95,900             6,233,500
                                                                                                                 ----------------
Pharmaceuticals 5.6%
American Home Products Corp. ...............................................................     236,900            15,457,725
Bristol-Myers Squibb Co. ...................................................................     174,200            11,203,237
Pharmacia & Upjohn, Inc. ...................................................................      44,900             2,800,638
Schering-Plough Corp. ......................................................................      19,600             1,084,125
                                                                                                                 ----------------
                                                                                                                    30,545,725
Communications 9.3%                                                                                              ----------------
Telephone/Communications
AT&T .......................................................................................      79,900             6,377,019
Alltel Corp. ...............................................................................     115,700             7,216,787
Ameritech Corp. ............................................................................      66,800             3,866,050
Bell Atlantic Corp. ........................................................................     334,300            17,279,131
BellSouth Corp. ............................................................................      91,300             3,657,706
SBC Communications, Inc. ...................................................................     163,300             7,695,513
Tele Danmark A/S (ADR) .....................................................................     100,200             4,909,800
                                                                                                                 ----------------
                                                                                                                    51,002,006
Financial 19.1%                                                                                                  ----------------
Banks 8.7%
Banc One Corp. .............................................................................     223,390            12,300,412
BankAmerica Corp. ..........................................................................     184,152            13,005,735
Chase Manhattan Corp. ......................................................................     113,000             9,188,312
Compass Bancshares Inc. ....................................................................      63,800             2,201,100
First Union Corp. ..........................................................................     208,800            11,157,750
                                                                                                                 ----------------
                                                                                                                    47,853,309
                                                                                                                 ----------------
Insurance 6.2%
AFLAC, Inc. ................................................................................      29,400             1,600,462
Allstate Corp. .............................................................................      68,400             2,535,075
Cigna Corp. ................................................................................      40,500             3,394,406
Fremont General Corp. ......................................................................     288,400             5,497,625

    The accompanying notes are an integral part of the financial statements.

                             10 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
---------------------------------------------------------------------------------------------------------------------------------

MBIA, Inc. ................................................................................      110,800             6,426,400
PMI Group, Inc. ...........................................................................       66,700             3,093,212
PartnerRe Holdings Ltd. ...................................................................      121,600             4,924,800
Transamerica Corp. ........................................................................       14,400             1,022,400
Travelers Property & Casualty Insurance Co. "A" ...........................................      145,700             5,208,775
                                                                                                                 ----------------
                                                                                                                    33,703,155
                                                                                                                 ----------------
Consumer Finance 1.0%
American Express Company ..................................................................       20,200             2,373,500
Citigroup Inc. ............................................................................       45,400             2,899,925
                                                                                                                 ----------------
                                                                                                                     5,273,425
                                                                                                                 ----------------
Other Financial Companies 3.2%
Berkshire Hathaway Inc.,"B"* ..............................................................        2,215             5,207,465
Federal National Mortgage Association .....................................................      109,400             7,575,950
Morgan Stanley, Dean Witter Discover Co. ..................................................       45,600             4,557,150
                                                                                                                 ----------------
                                                                                                                    17,340,565
Media 5.4%                                                                                                       ----------------
Advertising 4.0%
WPP Group PLC (ADR) .......................................................................      253,200            21,901,800
                                                                                                                 ----------------
Cable Television 0.9%
AT&T Corp-Liberty Media Group .............................................................       94,134             4,953,802
                                                                                                                 ----------------
Print Media 0.5%
Tribune Co. ...............................................................................       42,900             2,807,269
                                                                                                                 ----------------
Service Industries 1.0%
Investment 0.6%
Merrill Lynch & Co., Inc. .................................................................       36,000             3,183,750
                                                                                                                 ----------------
Miscellaneous Commercial Services 0.4%
Modis Professional Services, Inc.* ........................................................      266,000             2,410,625
                                                                                                                 ----------------
Durables 8.8%
Aerospace 3.2%
Lockheed Martin Corp. .....................................................................      109,364             4,121,656
Northrop Grumman Corp. ....................................................................       69,000             4,131,375
Rockwell International Corp. ..............................................................      126,100             5,351,369
United Technologies Corp. .................................................................       28,500             3,859,969
                                                                                                                 ----------------
                                                                                                                    17,464,369
                                                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements.

                             11 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Automobiles 3.5%
Coltec Industries, Inc.* ...................................................................     265,800             4,834,237
Ford Motor Co. .............................................................................     225,300            12,785,775
Genuine Parts Co. ..........................................................................      12,900               371,681
Tower Automotive, Inc.* ....................................................................      68,800             1,281,400
                                                                                                                 ----------------
                                                                                                                    19,273,093
                                                                                                                 ----------------
Construction/Agricultural Equipment 0.7%
PACCAR, Inc. ...............................................................................      92,600             3,813,963
                                                                                                                 ----------------
Leasing Companies 1.4%
Hertz Corp. ................................................................................       3,200               171,200
Ryder System, Inc. .........................................................................     270,900             7,483,613
                                                                                                                 ----------------
                                                                                                                     7,654,813
Manufacturing 5.8%                                                                                               ----------------
Electrical Products 0.4%
Thomas & Betts Corp. .......................................................................      60,400             2,268,775
                                                                                                                 ----------------
Industrial Specialty 2.0%
Corning Inc. ...............................................................................     181,500            10,890,000
                                                                                                                 ----------------
Machinery/Components/Controls 2.0%
Parker-Hannifin Group ......................................................................     327,950            11,232,288
                                                                                                                 ----------------
Office Equipment/Supplies 1.4%
Xerox Corp. ................................................................................     141,200             7,536,550
                                                                                                                 ----------------
Technology 11.8%
Computer Software 4.4%
Computer Associates International, Inc. ....................................................     153,600             5,462,400
Oracle Systems Corp.* ......................................................................     193,950             5,115,431
Reynolds and Reynolds Company ..............................................................     192,000             3,648,000
Sterling Commerce, Inc.* ...................................................................     115,200             3,542,400
Sterling Software Inc.* ....................................................................     263,900             6,267,625
                                                                                                                 ----------------
                                                                                                                    24,035,856
                                                                                                                 ----------------
Diverse Electronic Products 0.9%
Applied Materials, Inc.* ...................................................................      80,900             4,990,519
                                                                                                                 ----------------
Electronic Data Processing 3.5%
Compaq Computer Corp. ......................................................................     169,000             5,355,187
Hewlett-Packard Co. ........................................................................      56,900             3,858,531
International Business Machines Corp. ......................................................      55,200             9,784,200
                                                                                                                 ----------------
                                                                                                                    18,997,918
                                                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements.

                             12 - Scudder Value Fund

                                                                                                                      Market
                                                                                                 Shares              Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Military Electronics 0.5%
Raytheon Co. "A" ............................................................................     48,902             2,824,091
Semiconductors 2.5%                                                                                              ----------------
Intel Corp. .................................................................................     93,900            11,185,837
Texas Instruments Inc. ......................................................................     27,500             2,729,375
                                                                                                                 ----------------
                                                                                                                    13,915,212
Energy 6.7%                                                                                                      ----------------
Oil & Gas Production 1.2%
Royal Dutch Petroleum Co. (New York shares) .................................................    124,900             6,494,800
                                                                                                                 ----------------
Oil Companies 4.3%
Exxon Corp. .................................................................................     28,100             1,982,806
Repsol SA (ADR) .............................................................................    117,900             6,042,375
Texaco Inc. .................................................................................    205,700            11,673,475
YPF S.A. "D" (ADR) ..........................................................................    132,600             4,185,188
                                                                                                                 ----------------
                                                                                                                    23,883,844
                                                                                                                 ----------------
Miscellaneous 1.2%
USEC Inc. ...................................................................................    472,700             6,440,538
                                                                                                                 ----------------
Construction 0.7%
Building Materials
Southdown, Inc. .............................................................................     71,400             3,833,288
                                                                                                                 ----------------
Transportation 6.0%
Air Freight 0.2%
Airborne Freight Corp. ......................................................................     34,200             1,064,475
                                                                                                                 ----------------
Airlines 2.1%
AMR Corp.* ..................................................................................     21,600             1,264,950
Delta Air Lines, Inc. .......................................................................    111,800             7,770,100
US Airways Group, Inc.* .....................................................................     46,800             2,284,425
                                                                                                                 ----------------
                                                                                                                    11,319,475
                                                                                                                 ----------------
Marine Transportation 1.3%
Knightsbridge Tankers Ltd. ..................................................................     86,100             1,485,225
NedLloyd Groep NV (ADR) .....................................................................    464,000             5,336,000
                                                                                                                 ----------------
                                                                                                                     6,821,225
                                                                                                                 ----------------
Railroads 2.0%
CSX Corp. ...................................................................................     19,100               743,706
Canadian National Railway ...................................................................    178,900             9,970,504
                                                                                                                 ----------------
                                                                                                                    10,714,210
                                                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements.

                             13 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Trucking 0.4%
CNF Transportation, Inc. ..................................................................       64,400             2,435,125
                                                                                                                  ----------------
Utilities 4.6%
Electric Utilities
Allegheny Energy, Inc. ....................................................................      186,000             5,487,000
New England Electric System ...............................................................      221,900            10,762,150
Northern States Power Co. .................................................................      131,700             3,053,794
TNP Enterprises, Inc. .....................................................................       66,800             1,920,500
Unicom Corp. ..............................................................................       99,100             3,623,344
                                                                                                                 ----------------
                                                                                                                    24,846,788
---------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $476,322,634)                                                                            531,082,670
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $492,214,364) (a)                                                        546,974,115
---------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $492,214,364. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $54,759,751. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $80,597,979 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,838,228.

   The accompanying notes are an integral part of the financial statements.

                             14 - Scudder Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                        as of March 31, 1999 (Unaudited)

Assets
-------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $492,214,364) .....................$ 546,974,115
                  Cash ......................................................................          710
                  Receivable for Fund shares sold ...........................................      616,819
                  Receivable for investments sold ...........................................    4,315,354
                  Dividends and interest receivable .........................................      686,766
                  Foreign taxes recoverable .................................................       60,815
                  Other assets ..............................................................        5,420
                                                                                             ----------------
                  Total assets                                                                 552,659,999

Liabilities
-------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .........................................    9,348,864
                  Payable for Fund shares redeemed ..........................................    4,181,325
                  Accrued management fee ....................................................      323,965
                  Other payables and accrued expenses .......................................      655,460
                                                                                             ----------------
                  Total liabilities .........................................................   14,509,614
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 538,150,385
                  -------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income .......................................    1,526,945
                  Unrealized appreciation (depreciation) on investments .....................   54,759,751
                  Accumulated net realized gain (loss) ......................................    7,959,898
                  Paid-in capital ...........................................................  473,903,791
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 538,150,385
                  -------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------------------------
                  Scudder Shares
                  Net asset value, offering and redemption price per share
                  ($464,044,948 / 19,868,641 out- standing shares of beneficial interest,     ---------------
                  $.01 par value, unlimited number of shares authorized) ....................      $23.36
                                                                                              ---------------

                  Class A Shares
                  Net asset value and redemption price per share ($38,403,412 /
                  1,643,728 outstanding shares of beneficial interest, $.01 par value,        ---------------
                  unlimited number of shares authorized)                                           $23.36
                                                                                              ---------------

                                                                                              ---------------
                  Maximum offering price per share (100 / 94.25 of $23.36) ..................      $24.79
                                                                                              ---------------
                  Class B Shares
                  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($29,820,969 /
                  1,279,284 outstanding shares of beneficial interest, $.01 par               ---------------
                  value, unlimited number of shares authorized) .............................      $23.31
                                                                                              ---------------
                  Class C Shares
                  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,881,056 /
                  252,038 outstanding shares of beneficial interest, $.01 par                 ---------------
                  value, unlimited number of shares authorized) .............................      $23.33
                                                                                              ---------------

   The accompanying notes are an integral part of the financial statements.

                             15 - Scudder Value Fund

                             Statement of Operations

                   six months ended March 31, 1999 (Unaudited)

Investment Income
--------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $31,998) ................      $   4,216,155
                  Interest ............................................................          1,402,761
                                                                                              ----------------
                                                                                                 5,618,916
                  Expenses:
                  Management fee ......................................................          2,002,774
                  Services to shareholders ............................................          1,395,684
                  Custodian and accounting fees .......................................            114,581
                  Distribution service fees ...........................................            120,541
                  Administrative services fees ........................................             80,936
                  Trustee's fees and expenses .........................................             26,058
                  Auditing ............................................................             20,360
                  Registration fees ...................................................             47,492
                  Reports to shareholders .............................................            113,941
                  Legal ...............................................................              4,277
                  Other ...............................................................             10,557
                                                                                             ----------------
                                                                                                 3,937,201
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                          1,681,715
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .........................................................          2,166,910
                  Futures .............................................................          5,530,913
                  Foreign currency related transactions ...............................                762
                                                                                             ----------------
                                                                                                 7,698,585
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .........................................................         70,542,431
                  Futures .............................................................            492,314
                                                                                             ----------------
                                                                                                71,034,745
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                    78,733,330
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $  80,415,045
                  -------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                             16 - Scudder Value Fund

                       Statements of Changes in Net Assets

                                                                              Six Months
                                                                                Ended           Year Ended
                                                                            March 31, 1999    September 30,
Increase (Decrease) in Net Assets                                            (Unaudited)           1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ................................   $   1,681,715     $   5,380,705
                  Net realized gain (loss) from investment transactions        7,698,585        29,361,650
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period .........      71,034,745       (65,811,617)
                                                                            ----------------  ----------------
                  Net increase (decrease) in net assets resulting from .      80,415,045       (31,069,262)
                  operations
                                                                            ----------------  ----------------
                  Distributions to shareholders from:
                  Net investment income-- Scudder Shares ...............      (4,164,872)       (3,472,885)
                                                                            ----------------  ----------------
                  Net investment income-- Class A ......................        (237,364)               --
                                                                            ----------------  ----------------
                  Net investment income-- Class B ......................         (47,930)               --
                                                                            ----------------  ----------------
                  Net investment income-- Class C ......................         (11,523)               --
                                                                            ----------------  ----------------
                  Net realized gains-- Scudder Shares ..................     (19,711,212)      (23,876,077)
                                                                            ----------------  ----------------
                  Net realized gains-- Class A .........................      (1,241,379)               --
                                                                            ----------------  ----------------
                  Net realized gains-- Class B .........................      (1,035,831)               --
                                                                            ----------------  ----------------
                  Net realized gains-- Class C .........................        (226,181)               --
                                                                            ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ............................     217,735,580       438,067,018
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions .....................      25,914,123        26,526,859
                  Cost of shares redeemed ..............................    (277,011,340)     (186,382,163)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share
                  transactions .........................................     (33,361,637)      278,211,714
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ....................      20,377,116       219,793,490
                  Net assets at beginning of period ....................     517,773,269       297,979,779
                  Net assets at end of period (including undistributed
                  net investment income of $1,526,945 and $4,306,919,      ----------------  ----------------
                  respectively) ........................................   $ 538,150,385     $ 517,773,269
                                                                           ----------------  ----------------

   The accompanying notes are an integral part of the financial statements.

                             17 - Scudder Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (b)
                                                   Six Months
                                                     Ended
                                                   March 31,
                                                    1999 (a)                        Years Ended September 30,
                                                  (Unaudited)       1998(a)    1997(a)      1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------
Net asset value, beginning of period ............     $21.20       $ 23.53     $ 17.52    $ 15.87     $ 13.08     $ 13.38
                                                      -----------------------------------------------------------------------
Income from investment operations:
Net investment income ...........................        .07           .28         .34        .21         .18         .13
Net realized and unrealized gain (loss) on ......       3.18          (.72)       7.22       2.40        2.86         .11
  investments
                                                      -----------------------------------------------------------------------
Total from investment operations ................       3.25          (.44)       7.56       2.61        3.04         .24
                                                      -----------------------------------------------------------------------
Less distributions from:
Net investment income ...........................       (.19)         (.24)       (.07)      (.04)       (.12)       (.11)
Net realized gains on investment transactions ...       (.90)        (1.65)      (1.48)      (.92)       (.13)       (.43)
                                                      -----------------------------------------------------------------------
Total distributions .............................      (1.09)        (1.89)      (1.55)      (.96)       (.25)       (.54)
                                                      -----------------------------------------------------------------------
                                                      -----------------------------------------------------------------------
Net asset value, end of period ..................     $23.36       $ 21.20     $ 23.53    $ 17.52     $ 15.87     $ 13.08
                                                      -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................      15.39**       (2.08)      45.80(c)   17.18(c)    23.62(c)     1.88(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........        464           468         298         89          68          35
Ratio of operating expenses, net to average .....       1.32*         1.23        1.24       1.25        1.25        1.25
  daily net assets (%)
Ratio of operating expenses before expense ......       1.32*         1.23        1.28       1.31        1.44        1.61
  reductions, to average daily net assets (%) ...
Ratio of net investment income to average daily .
  net assets (%)                                         .65*         1.19        1.67       1.34        1.57        1.16
Portfolio turnover rate (%) .....................         79*           47          47         91          98          75

(a)  Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c)  Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

                             18 - Scudder Value Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

Class A
                                                                                                           For the Period
                                                                                                            April 16, 1998
                                                                                           Six Months      (commencement of
                                                                                             Ended         sale of Class A
                                                                                          March 31, 1999      shares) to
                                                                                           (Unaudited)    September 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       --------------------------------------
Net asset value, beginning of period ............................................             $21.19            $25.42
                                                                                       --------------------------------------
Income from investment operations:
Net investment income ...........................................................                .06               .07
Net realized and unrealized gain (loss) on investments ..........................               3.18             (4.30)
                                                                                       --------------------------------------
Total from investment operations ................................................               3.24             (4.23)
                                                                                       --------------------------------------
Less distributions from:
Net investment income ...........................................................               (.17)               --
Net realized gains on investment transactions ...................................               (.90)               --
                                                                                       --------------------------------------
Total distributions .............................................................              (1.07)               --
                                                                                       --------------------------------------

                                                                                       --------------------------------------
Net asset value, end of period ..................................................             $23.36            $21.19
                                                                                       --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ............................................................              15.36**          (16.64)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................                 38                28
Ratio of operating expenses, net to average daily net assets (%) ................               1.41*             1.34*
Ratio of net investment income to average daily net assets (%) ..................                .56*              .86*
Portfolio turnover rate (%) .....................................................                 79*               47

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return does not reflect the effect of any sales charges.
*    Annualized
**   Not annualized

                             19 - Scudder Value Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

Class B

                                                                                                             For the Period
                                                                                                            April 16, 1998
                                                                                            Six Months      (commencement of
                                                                                              Ended          sale of Class B
                                                                                           March 31, 1999     shares) to
                                                                                           (Unaudited)      September 30, 1998
-----------------------------------------------------------------------------------------------------------------------------

                                                                                          -----------------------------------
Net asset value, beginning of period ...........................................              $21.11            $25.42
                                                                                          -----------------------------------
Income from investment operations:
Net investment income ..........................................................                (.02)              .00
Net realized and unrealized gain (loss) on investments .........................                3.16             (4.31)
                                                                                          -----------------------------------
Total from investment operations ...............................................                3.14             (4.31)
                                                                                          -----------------------------------
Less distributions from:
Net investment income ..........................................................                (.04)               --
Net realized gains on investment transactions ..................................                (.90)               --
                                                                                          -----------------------------------
Total distributions ............................................................                (.94)               --
                                                                                          -----------------------------------

                                                                                          -----------------------------------
Net asset value, end of period .................................................              $23.31            $21.11
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................................................               14.93**          (16.96)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................                  30                18
Ratio of operating expenses, net to average daily net assets (%) ...............                2.15*             2.12*
Ratio of net investment income to average daily net assets (%) .................                (.18)*             .03*
Portfolio turnover rate (%) ....................................................                  79*               47

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return does not reflect the effect of any sales charges.
*    Annualized
**   Not annualized

                             20 - Scudder Value Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

Class C

                                                                                                             For the Period
                                                                                                             April 16, 1998
                                                                                             Six Months     (commencement of
                                                                                               Ended        sale of Class C
                                                                                           March 31, 1999      shares) to
                                                                                           (Unaudited)     September 30, 1998
-----------------------------------------------------------------------------------------------------------------------------

                                                                                          -----------------------------------
Net asset value, beginning of period ...........................................              $21.13            $25.42
                                                                                          -----------------------------------
Income from investment operations:
Net investment income ..........................................................                (.01)              .01
Net realized and unrealized gain (loss) on investments .........................                3.15             (4.30)
                                                                                          -----------------------------------
Total from investment operations ...............................................                3.14             (4.29)
                                                                                          -----------------------------------
Less distributions from:
Net investment income ..........................................................                (.04)               --
Net realized gains on investment transactions ..................................                (.90)               --
                                                                                          -----------------------------------
Total distributions ............................................................                (.94)               --
                                                                                          -----------------------------------

                                                                                          -----------------------------------
Net asset value, end of period .................................................              $23.33            $21.13
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................................................               14.92**          (16.88)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................                   6                 3
Ratio of operating expenses, net to average daily net assets (%) ...............                2.12*             2.11*
Ratio of net investment income to average daily net assets (%) .................                (.11)*             .08*
Portfolio turnover rate (%) ....................................................                  79*               47

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return does not reflect the effect of any sales charges.
*    Annualized
**   Not annualized

                             21 - Scudder Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange; and

                             22 - Scudder Value Fund

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income

                             23 - Scudder Value Fund

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $216,118,367 and $205,133,143, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1999 was $96,309,392 and $120,900,956, respectively.

                               C. Related Parties

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 1999, the fee pursuant to the Agreement amounted to $2,002,774, of which $323,965 is unpaid at March 31, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C.

                             24 - Scudder Value Fund

Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 1999, the Distribution Fee was as follows:

                                                                 Unpaid at
     Distribution Fee              Total Aggregated           March 31, 1999
------------------------------     ------------------     ---------------------

Class B ............................      $ 100,146              $  36,118
Class C ............................         20,395                  6,782
                                       ------------         --------------
                                          $ 120,541              $  42,900
                                          =========              =========

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 1999 aggregated $296,404, of which $280,489 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 1999, the CDSC for Classes B and C aggregated $46,329 and $2,166, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 1999, the Administrative Service Fee was as follows:

                                                                 Unpaid at
   Administrative Service Fees        Total Aggregated        March 31, 1999
---------------------------------    -------------------    -------------------

Class A ............................      $  40,756         $  14,570
Class B ............................         33,382            12,039
Class C ............................          6,798             2,261
                                         ------------      --------------
                                          $  80,936         $  28,870
                                          =========           =========

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended March 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $51,860, $41,025 and $6,970, respectively, of which $29,174 is unpaid at March 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended March 31, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $475,230, of which $75,185 is unpaid at March 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended March 31, 1999, the amount charged to the Scudder Shares by STC aggregated $620,622, of which $111,408 is unpaid at March 31, 1999.

                             25 - Scudder Value Fund

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $102,300, of which $12,951 is unpaid at March 31, 1999.

Trustees Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1999, the Trustees fees and expenses aggregated $26,058.

                              D. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                                                Six months ended                       Period ended
                                                                 March 31, 1999                     September 30, 1998
                                                      ----------------------------------  ----------------------------------
                                                          Shares            Dollars           Shares            Dollars

Shares sold

Scudder Shares ......................................      3,776,102    $  87,214,459        15,127,170    $  358,943,904
Class A .............................................      3,245,555       75,103,823         2,277,297        53,828,754
Class B .............................................        597,185       13,776,187           924,056        21,926,576
Class C .............................................      1,797,403       41,641,111           142,532         3,367,784
                                                      -----------------  ---------------    --------------   ---------------
                                                           9,416,245      217,735,580        18,471,055       438,067,018
                                                      -----------------  ---------------    --------------   ---------------

Shares issued to shareholders in reinvestment of distributions

Scudder Shares ......................................     1,010,122    $   23,313,606         1,219,065    $   26,526,859
Class A .............................................        59,445         1,372,596                --                --
Class B .............................................        43,502         1,004,017                --                --
Class C .............................................         9,689           223,904                --                --
                                                      -----------------  ---------------    --------------   ---------------
                                                          1,122,758        25,914,123         1,219,065        26,526,859
                                                      -----------------  ---------------    --------------   ---------------

Shares redeemed

Scudder Shares ......................................    (7,017,182)   $ (163,782,277)       (6,911,251)    $(162,049,236)
Class A .............................................    (2,993,122)      (68,675,816)         (945,447)      (22,781,139)
Class B .............................................      (221,617)       (5,174,758)          (63,842)       (1,468,241)
Class C .............................................    (1,693,962)      (39,378,489)           (3,624)          (83,547)
                                                      -----------------  ---------------    --------------   ---------------
                                                        (11,925,883)     (277,011,340)       (7,924,164)     (186,382,163)
                                                      -----------------  ---------------    --------------   ---------------

Net increase (decrease)

Scudder Shares ......................................    (2,230,958)    $ (53,254,212)        9,434,984    $  223,421,527
Class A .............................................       311,878         7,800,603         1,331,850        31,047,615
Class B .............................................       419,070         9,605,446           860,214        20,458,335
Class C .............................................       113,130         2,486,526           138,908         3,284,237
                                                      -----------------  ---------------    --------------   ---------------
                                                         (1,386,880)   $  (33,361,637)       11,765,956    $  278,211,714
                                                      -----------------  ---------------    --------------   ---------------

                             26 - Scudder Value Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Value Fund (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

    For            Against          Abstain       Broker Non-Votes*
    ---            -------          -------       -----------------

14,163,107         330,254          536,564               0

2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

    For            Against          Abstain       Broker Non-Votes*
    ---            -------          -------       -----------------

10,540,571         479,989          660,978           3,348,387





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                             27 - Scudder Value Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and President
of the U.N. Association of the
U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Joan Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Donald E. Hall*
Vice President

Ann M. McCreary*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary






                        *Scudder Kemper Investments, Inc.


                             28 - Scudder Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                             29 - Scudder Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             30 - Scudder Value Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             31 - Scudder Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER